UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): February 8, 2019

Home BancShares, Inc.
(Exact Name of Registrant as Specified in Charter)

Arkansas	000-51904	71-0682831
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

719 Harkrider, Suite 100, Conway, Arkansas 72032
(Address of Principal Executive Offices) (Zip Code)

(501) 339-2929
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

        On February 5, 2019, the Board of Directors (the “Board”) of Home BancShares, Inc. (the “Company”) approved the appointment of Donna J. Townsell to serve as a director of the Company. Ms. Townsell’s term on the Board is effective immediately and will continue until the Company’s next annual meeting or until her successor is duly elected and qualified. Ms. Townsell has not been named to any Board committees at this time.

       Ms. Townsell, age 48, has served as the Senior Executive Vice President of the Company and its bank subsidiary, Centennial Bank, since October 2015. Since July 2018, she has served as Director of Investor Relations for the Company, and since August 2016, she has served as Director of Marketing for Centennial Bank. Prior to becoming Senior Executive Vice President, Ms. Townsell served as Project Manager for Centennial Bank and led the bank’s Build-A-Better-Bank (“B3”) campaign, which included the successful effort to improve the Company’s efficiency ratio, a long-term corporate goal of the Company. Ms. Townsell joined the Company in 2007. She is a graduate of the University of Central Arkansas in Conway, Arkansas, and is the sister-in-law of the Company’s Chairman, John W. Allison. Ms. Townsell’s significant knowledge of the Company and its operations and her experience and understanding of shareholder and investor relations qualify her to serve as a member of the Board.

Item 7.01. Regulation FD Disclosure.

        On February 8, 2019, the Company issued a press release announcing the appointment of Donna J. Townsell to its Board of Directors. A copy of the press release is attached as Exhibits 99.1 to this Current Report.

        The information in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the U.S. Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference in any filing under the U.S. Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1 Press Release: Home BancShares’ Donna Townsell Breaks The Glass Ceiling.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Home BancShares, Inc.

Date: February 8, 2019	By:	/s/ Jennifer C. Floyd
Jennifer C. Floyd
Chief Accounting Officer